UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019

INTERPACE DIAGNOSTICS GROUP, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Item 8.01 Other Events

Interpace Diagnostics Group, Inc. (the “Company”) is including additional risk factors in this Current Report on Form 8-K related to the acquisition (the “Acquisition”) of the biopharma services business (the “BioPharma Business”) of Cancer Genetics, Inc. (“CGI”) (previously disclosed and described more fully in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019 filed with the SEC on August 13, 2019) to update the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC pursuant to the Exchange Act. The additional risk factors set forth below, supplement the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and shall be deemed “filed” for purposes of Section 18 of the Exchange Act.

Risks Related to the Acquisition of the BioPharma Business

We may not realize all of the anticipated benefits of the acquisition of the BioPharma Business or those benefits may take longer to realize than expected. We may also encounter significant unexpected difficulties in integrating the BioPharma Business.

Our ability to realize the anticipated benefits of the Acquisition of the BioPharma Business of CGI will depend, to a large extent, on our ability to integrate the BioPharma Business. The combination of two independent businesses is a complex, costly and time-consuming process. As a result, we will be required to devote significant management attention and resources to integrating the business practices and operations of the BioPharma Business with our existing diagnostic business practices and operations. The integration process may disrupt the businesses and, if implemented ineffectively or if impacted by unforeseen negative economic or market conditions or other factors, we may not realize the full anticipated benefits of the Acquisition. Our failure to meet the challenges involved in integrating the two businesses to realize the anticipated benefits of the Acquisition could cause an interruption of, or a loss of momentum in, our activities and could adversely affect our results of operations.

In addition, the overall integration of the businesses may result in material unanticipated problems, expenses, liabilities, competitive responses, loss of customer relationships, and diversion of management’s attention. The difficulties of combining the operations of the companies include but are not limited to:

●	diversion of management’s attention from the management of daily operations to integration matters;
●	difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects from combining the BioPharma Business with our diagnostic business;
●	difficulties entering new markets or new laboratory or data management services where we have no or limited direct prior experience;
●	difficulties in the integration of operations and systems;
●	difficulties in the assimilation of employees;
●	difficulties in retaining employees who may be vital to the integration of departments, information technology systems, including accounting systems, technologies, books and records, and procedures, and maintaining uniform standards, such as internal accounting controls, procedures, and policies;
●	difficulties in the assimilation of different corporate cultures and business practices;
●	difficulties in managing the expanded operations of a significantly larger and more complex company;
●	potential deterioration in the sales and revenues of the tests and services of the Biopharma Business;
●	difficulties in effectively separating the BioPharma Business from CGI’s former clinical business;
●	difficulties in successfully executing the terms and conditions of the transition services agreement with CGI entered into at the time of the Acquisition;
●	costs and expenses associated with successfully executing the terms and conditions of the transition services agreement with CGI;
●	costs and expenses associated with any undisclosed or potential liabilities;
●	successfully managing relationships with our new strategic partners, suppliers and customer base; and
●	challenges in maintaining existing, and establishing new business relationships.

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Many of these factors will be outside of our control and any one of them could result in increased costs, decreases in the amount of expected revenues and diversion of management’s time and energy, which could materially impact the business, financial condition and our results of operations. In addition, even if the operations of our diagnostics business and the BioPharma Business are integrated successfully, we may not realize the full benefits of the Acquisition, including the synergies, cost savings or sales or growth opportunities that we expect. These benefits may not be achieved within the anticipated time frame, or at all. Furthermore, additional unanticipated costs may be incurred in the integration of the businesses or unanticipated increases in expenses unrelated to the acquisition of the BioPharma Business may offset the expected benefits from the acquisition of the BioPharma Business. In addition, the Company’s acquisition of the BioPharma Business has resulted in the incurrence of additional debt and related interest expense and amortization expenses related to intangible assets, which could have a material adverse effect on the Company’s financial condition, operating results, and cash flow. Additionally, we may record significant goodwill and other assets as a result of acquisitions or investments, and we may be required to incur impairment charges, which could adversely affect our consolidated financial position and results of operations. All of these factors could decrease or delay the expected accretive effect of the Acquisition and negatively impact our business, financial condition and results of operations. As a result, we cannot be certain that the combination of our diagnostics business and the BioPharma Business will result in the realization of the full benefits anticipated from the Acquisition.

The Acquisition of the BioPharma Business may result in a loss of customers, clients and strategic alliances.

As a result of the Acquisition of the BioPharma Business, some of the customers, clients, potential customers or clients or strategic partners of the Company or the BioPharma Business may terminate their business relationship with us. Potential clients or strategic partners may delay entering into, or decide not to enter into, a business relationship with us because of the Acquisition. If customer or client relationships or strategic alliances are adversely affected by the Acquisition, the Company’s business and financial performance following the Acquisition could suffer.

Our results of operations after the Acquisition of the BioPharma Business may be affected by factors different from those currently affecting the results of our operations and the BioPharma Business may not achieve comparable levels of revenues, profitability or productivity that existed prior to the Acquisition, which could harm our business, financial condition or results of operations.

Our business prior to the acquisition of the BioPharma Business and our business after the acquisition of the BioPharma Business may differ in certain respects and, accordingly, our results of operations and the market price of our common stock may be affected by factors different from those affecting our results of operations prior to the Acquisition of the BioPharma Business. In addition, once integrated, the BioPharma Business may not achieve comparable levels of revenues, profitability or productivity that existed prior to the Acquisition or otherwise perform as expected. The occurrence of any of these events could harm our business, financial condition or results of operations.

The unaudited pro forma financial information included in the Form 8-K/A filed with the SEC on September 20, 2019 may not be representative of our results of operations or financial condition as an integrated company, and the audited historical financial information related to the BioPharma Business included in the Form 8-K/A filed with the SEC on September 20, 2019 may not be representative of future results of operation. Accordingly, there is limited financial information on which to evaluate the financial prospects for the combined company.

Prior to the Acquisition, the BioPharma Business was operated by CGI. Accordingly, we have had no history as a combined entity and our operations have not previously been managed on a combined basis. The pro forma financial information is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Acquisition been completed as of the dates indicated, nor is the pro forma financial information or the audited historical financial information related to the BioPharma Business indicative of the future operating results or financial position of the combined company. The pro forma financial information is based in part on certain assumptions regarding the Acquisition of the BioPharma Business that we believe are reasonable under the circumstances. The pro forma financial information does not reflect future nonrecurring charges resulting from the Acquisition or potential changes in accounting methodologies of the BioPharma Business following the closing of the Acquisition. The pro forma financial information also does not reflect future events that may occur after the Acquisition, including the potential realization of operating cost savings, the incurrence of costs related to the planned integration, the reactions of customers and competitors or the termination or renegotiation of the terms of certain key contracts of the BioPharma Business, and does not consider potential impacts of current market conditions on revenues or expenses.

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Purchase price accounting in connection with our acquisition of the BioPharma Business requires estimates that may be subject to change and could impact our consolidated financial statements and future results of operations and financial position.

Pursuant to the acquisition method of accounting, the purchase price we paid for the BioPharma Business will be allocated to the underlying BioPharma Business tangible and intangible assets acquired and liabilities assumed based on their respective fair market values with any excess purchase price allocated to goodwill. The acquisition method of accounting is dependent upon certain valuations and other studies that are preliminary. Accordingly, the purchase price allocation as of the acquisition date will be preliminary. We currently anticipate that all the information needed to identify and measure values assigned to the assets acquired and liabilities assumed will be obtained and finalized during the one-year measurement period following the date of completion of the acquisition. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could have a material impact on the consolidated financial statements and the combined company’s future results of operations and financial position.

Risks Related to the Preferred Stock Investment

If we do not receive Stockholder Approval for the sale and issuance of an additional 130 newly-issued shares of our Series A Preferred Stock, we may need to seek additional sources of funding to meet our obligations that we incurred in connection with the Acquisition, which funding may not be available or, if available, could be on terms less favorable, and could result in substantial dilution to our stockholders.

In conjunction with the Acquisition, an entity affiliated with Ampersand Capital Partners (“Ampersand”), agreed to invest $27,000,000 in our newly issued Preferred Stock (as defined below) (the “Preferred Stock Investment”), provided that $13,000,000 of that amount will be invested at a future date, subject to certain conditions, one of which required us to obtain stockholder approval. On July 15, 2019 (the “First Closing”), we offered and sold to Ampersand 60 newly created shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) at an aggregate purchase price of $6,000,000 and 80 newly created shares of Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) at an aggregate purchase price of $8,000,000, both at an issuance price per share of $100,000 (the “Stated Value”) and the proceeds from such sale were primarily used by us to pay the cash consideration portion of the Acquisition. Our annual meeting of stockholders is currently scheduled to be held on October 10, 2019 and we have asked our stockholders to approve (the “Stockholder Approval”), among other things, the issuance and sale of an additional 130 newly issued shares of Series A Preferred Stock with an aggregate purchase price of $13,000,000 (the “Second Closing”) and the conversion of the existing 80 shares of Series A-1 Preferred Stock into Series A Preferred Stock. In conjunction with the Acquisition, one of our subsidiaries issued to CGI a subordinated seller note in the amount of $7,692,300 (the “Excess Consideration Note”), which matures upon the earlier of July 15, 2022 or consummation of the Second Closing. The Company expects to use the proceeds from the Second Closing to extinguish the Excess Consideration Note and for general corporate purposes, including the integration of the BioPharma Business. If we do not receive Stockholder Approval at our annual meeting, we would likely need to seek additional sources of funding to meet our obligations that we incurred in connection with the Acquisition, including the extinguishment of the Excess Consideration Note and to help pay the obligations we assumed in the Acquisition. Such additional sources of funding may not be available or, if available, could be on terms less favorable to us than those of the Second Closing, and could result in substantial dilution to our stockholders.

Our stockholders will be diluted by any conversion of the 60 outstanding shares of Series A Preferred Stock and, if we receive Stockholder Approval on October 10, 2019, any conversion of additional shares of Series A Preferred Stock into shares of common stock, including the 130 shares of Series A Preferred Stock to be issued at the Second Closing and the 80 shares of Series A Preferred Stock to be issued upon the conversion of the 80 outstanding shares of Series A-1 Preferred Stock.

In conjunction with the Acquisition, we issued 60 newly created shares of Series A Preferred Stock and 80 newly created shares of Series A-1 Preferred Stock and, if we obtain Stockholder Approval at our annual meeting scheduled to be held on October 10, 2019, we expect to issue an additional 130 newly issued shares of Series A Preferred Stock shortly thereafter. Each share of Series A-1 Preferred Stock is convertible into one share of Series A Preferred Stock and such conversion will occur automatically upon obtaining Stockholder Approval. Each share of Series A Preferred Stock is convertible into shares of common stock at the initial conversion price of $0.80 per share, however, the initial conversion price is subject to a downward adjustment if a 2020 revenue target of $34,000,000 related to the Company’s historical business (without giving effect to the Acquisition) is not satisfied, subject to a floor of $0.59 per share, which could result in the issuance of up to 33,750,000 shares of common stock based on the initial conversion price of $0.80 per share and up to 45,762,711 shares of common stock based on the conversion price floor of $0.59 per share. Under certain circumstances, the Series A Preferred Stock is mandatorily convertible into our common stock. Prior to obtaining Stockholder Approval, the Series A Preferred Stock is voluntarily convertible into common stock representing up to 16.4% of the shares of our common stock outstanding on July 15, 2019 and if Stockholder Approval is obtained, all of the Series A Preferred Stock can be converted into shares of common stock. In the event that all of the shares of Series A Preferred Stock are converted into shares of common stock, there will be a significant dilutive effect on the ownership interests and voting rights of our existing stockholders.

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In addition, the Preferred Stock contains certain weighted average price based anti-dilution protections that would be triggered if we ever issued shares of our common stock (subject to certain adjustments and standard exclusions relating to Company options) below the conversion price in effect immediately prior to such issuance. In the event that we issued shares below this threshold, the holders of our common stock would be diluted pursuant to a weighted average formula. Such formula will reduce the conversion price proportionately based upon the number of shares of common stock of the Company outstanding prior to such issuance (treating for this purpose as outstanding all shares of common stock issuable upon exercise of options outstanding immediately prior to such issuance or upon conversion or exchange of convertible securities outstanding (including the Series A Preferred Stock convertible into common stock and the Series A-1 Preferred Stock convertible into Series A Preferred Stock)) relative to the number of shares of common stock to be sold in such offering, and the price per share of such common stock relative to the then current conversion price.

Prior to the Preferred Stock Investment, we did not have any stockholders who beneficially owned in excess of five percent of our common stock. If the Series A Preferred Stock issued at the First Closing and if Stockholder Approval is obtained, the Series A Preferred Stock issued at the Second Closing, are exchanged for shares of our common stock, the holder and their affiliates would hold in excess of twenty percent (and up to in excess of 50% depending on the conversion price) of the outstanding shares of our common stock. The sale by such holders of one or more large blocks of our common stock could have a negative impact on the market price of our common stock. Additionally, such ownership interests could effectively deter a third party from making an offer to buy us, which might involve a premium over our current stock price or other benefits for our stockholders, or otherwise prevent changes in the control or management.

The holders of our Preferred Stock have preferential rights that may be adverse to holders of our common stock.

The holders of our Preferred Stock have preferential rights with respect to distributions upon a liquidation of the Company, including certain business combinations deemed to be a liquidation. Accordingly, no distributions upon liquidation may be made to the holders of common stock until the holders of Preferred Stock have been paid their liquidation preference. As a result, it is possible that, on liquidation, all amounts available for the holders of equity of the Company would be paid to the holders of Preferred Stock, and that the holders of common stock would not receive any payment.

Risks Related to the BioPharma Business

If we are unable to increase sales of the tests and services in our BioPharma Business or to successfully develop and commercialize other proprietary tests in our BioPharma Business, we may be unable to achieve profitability.

Our Biopharma Business provides pharmaceutical and biotech companies, universities and contract research organizations performing clinical trials with lab testing services for patient stratification and treatment selection through an extensive suite of molecular- and biomarker-based testing services, DNA- and RNA- extraction and customized assay development and trial design consultation. It is unclear whether we will be able to maintain and grow the number of customers who will avail themselves of our tests and services, or how regular a flow of business we will be able to obtain from existing customers. If we are unable to increase sales of our tests and services or to successfully develop, validate and commercialize other diagnostic tests and services, the BioPharma Business may not produce sufficient revenues to become profitable.

If pharmaceutical and biotech companies, universities and contract research organizations performing clinical trials decide not to use our diagnostic tests and services, we may be unable to generate sufficient revenue to sustain the BioPharma Business.

To generate demand for our BioPharma Business services, we need to educate pharmaceutical and biotech companies, universities and contract research organizations performing clinical trials on the utility of our tests and services to improve the outcomes of clinical trials for new oncology drugs and more rapidly advance targeted therapies through the clinical development process through published papers, presentations at scientific conferences and one-on-one education sessions by members of our sales force. We may need to hire additional commercial, scientific, technical and other personnel to support this process. If we cannot convince pharmaceutical and biotech companies, universities and contract research organizations performing clinical trials to order our diagnostic tests and services or other future tests and services we develop, we will likely be unable to create demand for our tests and services in sufficient volume for us to achieve sustained profitability of the BioPharma Business.

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As a result of our BioPharma Business, our quarterly operating results may be subject to significant fluctuations and may be difficult to forecast.

The nature of the services of our BioPharma Business is that they tend to come in relatively large projects but episodically, rather than providing steady sources of revenues. The timing, size and duration of our contracts with our customers depend on the size, pace and duration of such customer’s clinical trial, over which we have no control and sometimes limited visibility. In addition, our expense levels are based, in part, on expectation of future revenue levels. A shortfall in expected revenue could, therefore, result in a disproportionate decrease in our net income. As a result, our quarterly operating results may be subject to significant fluctuations and may be difficult to forecast.

If we fail to perform our Biopharma Business services in accordance with contractual and regulatory requirements, and ethical considerations, we could be subject to significant costs or liability.

Through our BioPharma Business offerings, we contract with pharmaceutical and biotech companies, universities and contract research organizations performing clinical trials to perform lab testing services for patient stratification and treatment selection through an extensive suite of molecular- and biomarker-based testing services, DNA- and RNA- extraction and customized assay development and trial design consultation. Such services are complex and subject to contractual requirements, regulatory standards and ethical considerations. If we fail to perform our services in accordance with these requirements, standards, and considerations regulatory authorities may take action against us or our customers. Such actions may include failure of such regulatory authority to grant marketing approval of our customers’ products, imposition of holds or delays, suspension or withdrawal of clearances or approvals, rejection of data collected, laboratory license revocation, product recalls, operational restrictions, civil or criminal penalties or prosecutions, damages or fines. Any such action could have a material adverse effect on our business, financial condition, and results of operations.

Complying with numerous regulations pertaining to our BioPharma Business is an expensive and time-consuming process, and any failure to comply could result in substantial penalties.

The BioPharma Business operates through CLIA-certified and CAP-accredited laboratories located in Rutherford, NJ and Raleigh, NC. The Clinical Laboratory Improvement Amendments (“CLIA”) is a federal law regulating clinical laboratories that perform testing on specimens derived from humans for the purpose of providing information for the diagnosis, prevention or treatment of disease. Clinical laboratories must be certified under CLIA in order to perform testing on human specimens, unless they fall within an exception to CLIA certification, such as research laboratories that test human specimens but do not report patient-specific results for the diagnosis, prevention or treatment of any disease or impairment of, or the assessment of the health of individual patients. CLIA certification is also required to be eligible to bill Federal and State healthcare programs, as well as many private third-party payers, for diagnostic testing and services. In addition, proprietary tests must also be recognized as part of an accredited programs under CLIA so that they can be offered in a CLIA-certified laboratory. CLIA is intended to ensure the quality and reliability of clinical laboratories in the United States by mandating specific standards in the areas of personnel qualifications, administration, and participation in proficiency testing, patient test management, quality control, quality assurance and inspections. Our BioPharma Business laboratories have current certificates under CLIA to perform high complexity testing and our BioPharma Business laboratories are accredited by the College of American Pathologists (“CAP”), one of seven CLIA-approved accreditation organizations. For renewal of CLIA certification, clinical laboratories are subject to survey and inspection every two years. Moreover, CLIA inspectors may make random inspections of clinical laboratories outside of the renewal process.

There are also state laws that require a state laboratory license to conduct testing in that state. Some states have implemented their own regulatory schemes which may be more stringent than CLIA. State laws may require that laboratory personnel meet certain qualifications, specify certain quality controls, or prescribe record maintenance requirements. In addition, some states require licenses to test specimens from patients in those states. For example, California is just one of several states that require out-of-state laboratories to have a state laboratory license to perform diagnostic tests on samples originating from California residents. Other states may have similar requirements or may adopt similar requirements in the future. Finally, our BioPharma Business may be subject to regulation in foreign jurisdictions as we seek to expand international distribution of our tests and services.

If we fail to obtain or maintain CLIA certification of our facilities, whether as a result of a revocation, suspension or limitation, we would no longer be able to offer our tests and services, which would limit our revenues and harm our business. If we fail to obtain or maintain licenses in states where we are required to hold licenses, our facilities would not be able to test specimens from those states. If we perform testing on samples originating in a state where we require a license, but our facilities do not currently have one, we could be subject to fines, sanctions, and may be denied permits or licenses in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: September 20, 2019